                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 19, 2006

                             NEENAH FOUNDRY COMPANY
             (Exact name of registrant as specified in its charter)

             WISCONSIN                            333-28751                          39-1580331
  (State or other jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           incorporation)

                               2121 BROOKS AVENUE
                                  P.O. BOX 729
                             NEENAH, WISCONSIN 54957

          (Address of Principal executive offices, including Zip Code)


                                 (920) 725-7000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Amendment to Loan and Security Agreement. On May 19, 2006, Neenah Foundry Company, a Wisconsin corporation ("Neenah"), and its bank lenders amended Neenah's bank Loan and Security Agreement to permit consummation of the transactions described in Item 5.01 below. A copy of Amendment No. 3 to the Loan and Security Agreement, dated as of May 19, 2006, is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

         Supplemental Indentures. On May 23, 2006, Neenah, the Subsidiary Guarantors (as defined in the indentures) and the Bank of New York, as Trustee, entered into supplemental indentures relating to Neenah's 11% Senior Secured Notes due 2010 (the "11% Notes") and 13% Senior Subordinated Notes due 2013 (the "13% Notes" and collectively with the 11% Notes, the "Notes"). The supplemental indentures amend the indentures (the "Indentures") relating to the Notes to provide that the obligation to repurchase Notes in the event of a change of control may be satisfied not only by a purchase by Neenah but also by a purchase by a designee of Neenah. A copy of the supplemental indenture relating to the 13% Notes is filed as Exhibit 4.1 and a copy of the supplement indenture relating to the 11% Notes is filed as Exhibit 4.2. Exhibits 4.1 and 4.2 are incorporated herein by reference. Neenah has also entered into the Letter Agreement described in Item 5.01 below and filed as Exhibit 10.2 hereto, which is incorporated herein by reference.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

         (b)

         Over the past several months Neenah's officers have been apprised by representatives of Tontine Capital Partners, L.P. ("Tontine") of Tontine's interest in acquiring additional shares of common stock of Neenah's indirect parent, ACP Holding Company, a Delaware corporation ("ACP"). All of the outstanding common stock of Neenah is owned by NFC Castings, Inc., a wholly owned subsidiary of ACP. The officers of Neenah, who are also the officers of ACP, have kept the directors of ACP, who are also the directors of Neenah, informed of Tontine's interest.

         On May 19, 2006, ACP received a transfer notice (the "Transfer Notice") from MacKay Shields LLC ("MacKay Shields") and Citicorp Mezzanine III, L.P. and certain of its affiliates, collectively ("CM-III") relating to shares of common stock of ACP (the "Shares") and warrants to purchase Shares for an exercise price of $.01 per Share (the "Warrants" and together with the Shares, the "ACP Securities") held by MacKay Shields and CM-III.

         Attached to the Transfer Notice was an executed Securities Purchase Agreement by and among Tontine, MacKay Shields, CM-III, certain affiliates of Trust Company of the West ("TCW" and with MacKay Shields and CM-III, the "Major Sellers") and Metropolitan Life Insurance Company ("Met Life"). The Securities Purchase Agreement




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provides, subject to certain terms and conditions, for the purchase by Tontine of all of the ACP Securities held by the Major Sellers and Met Life for $1.80 per Share and $1.79 per Warrant, payable in cash.

         The Transfer Notice is required under the terms of the Stockholders Agreement, dated as of October 8, 2003 (the "Stockholders Agreement"), among ACP, the Management Stockholders (as defined therein), and the Major Sellers. The terms of the Stockholders Agreement provide ACP with the first option to purchase the ACP Securities proposed to be sold to Tontine by MacKay Shields and CM-III for the same consideration being offered by Tontine. The board of directors of ACP duly considered the first option to purchase ACP Securities set forth in the Transfer Notice, but unanimously determined that it was in the best interest of ACP not to exercise the first option due to, among other things, the limitations on share repurchases contained in Neenah's Loan and Security Agreement and the need to utilize financial resources to implement Neenah's business plan. Accordingly, by a letter dated May 22, 2006 (the "Response Letter"), ACP notified MacKay Shields and CM-III that ACP had determined not to accept the first option to purchase the ACP Securities covered under the Transfer Notice.

         The purchase of ACP Securities by Tontine pursuant to the Securities Purchase Agreement is subject to customary conditions and requires, among other things, each Major Seller to use its commercially reasonable efforts to amend or cause the amendment of ACP's bylaws by consenting to such amendment (if such consent is required under the Stockholders Agreement) at or prior to the closing under the Securities Purchase Agreement to allow vacancies on ACP's board of directors to be filled by the then remaining directors.

         On May 19, 2006, Tontine also entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with certain officers and employees of Neenah and/or ACP who own a total of 4,000,000 Shares (the "Sellers"). The Stock Purchase Agreement provides that, subject to specified terms and conditions, including the closing of the transactions contemplated by the Securities Purchase Agreement, Tontine will purchase one-third of the Shares held by each of the Sellers for $1.80 per Share. Additionally, the Stock Purchase Agreement grants each Seller a right to "put" an additional one-third of his Shares, subject to specified terms and conditions, to Tontine one year after the initial closing for $1.80 per Share.

         The aggregate amount of ACP Securities that are subject to the Securities Purchase Agreement and the Stock Purchase Agreement (other than those Shares that may be put to Tontine one year after the initial closing) is 18,152,355 Shares and 20,992,053 Warrants, representing 48.4% of all Shares outstanding on a fully-diluted basis. The aggregate consideration to be paid for such securities is approximately $70.25 million.



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         Assuming that Tontine purchases all of the ACP Securities subject to the Securities Purchase Agreement and the Stock Purchase Agreement (other than those Shares that may be put to Tontine one year after the initial closing), Tontine would beneficially own, in the aggregate, 22,329,467 Shares, and 21,139,220 Warrants, representing 53.8% of all Shares outstanding on a fully-diluted basis, which includes the 4,177,112 Shares and 147,167 Warrants that Tontine beneficially owned prior to entering into the Securities Purchase Agreement and the Stock Purchase Agreement.

         The purchase of the ACP Securities by Tontine would constitute a Change of Control as defined in Neenah's Loan and Security Agreement, as amended, and the Indentures governing the Notes.

         In accordance with the Indentures, upon a Change of Control, Neenah is required to commence, within 30 days following a Change of Control, a tender offer to purchase all outstanding 11% Notes, and within 30 days following completion of that tender offer Neenah is required to commence a tender offer to purchase all outstanding 13% Notes. Both tender offers are required to be made at a price of 101% of the principal amount of the Notes, plus accrued and unpaid interest to the date of purchase. Neenah has entered into an agreement with Tontine (the "Letter Agreement") whereby Tontine has agreed that Tontine or an affiliate will acquire directly any Notes that are tendered in the tender offers.

         Assuming that Tontine purchases all of the ACP Securities subject to the Securities Purchase Agreement, the provisions of the Stockholders Agreement would also terminate on the date of such acquisition.

         The information contained in Item 5.02 below is incorporated herein by reference.

         The foregoing descriptions of the Securities Purchase Agreement, the Stock Purchase Agreement, the Transfer Notice, the Response Letter and the Letter Agreement do not purport to be complete and are qualified in their entirety by reference to such documents, which are filed as Exhibits 99.1, 99.2, 99.3, 99.4 and 10.2, respectively, hereto, and are incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         As required by the Stockholders Agreement, the board of directors of ACP consists of five directors. Under the Stockholders Agreement, MacKay Shields designated two members to the board of directors and CM-III and TCW each designated one member to the board of directors. The MacKay Shields designees were Andrew B. Cohen and Benjamin C. Duster, IV, Esq. The CM-III and TCW designees were Michael J. Farrell and Jeffrey G. Marshall, respectively. As provided by the Stockholders Agreement, the fifth director is the Chief Executive Officer of ACP (and Neenah), William M. Barrett. Under the Stockholders Agreement, the board of directors of any subsidiary of ACP, including Neenah, is required to consist of the same number of directors and have the same composition as the board of directors of ACP.

         In connection with the Securities Purchase Agreement, Andrew B. Cohen, Benjamin C. Duster, IV and Michael J. Farrell have determined to resign from the board of directors of ACP and its subsidiaries, including Neenah (the "Board of Directors"), and any board committees on which they serve, contingent and effective upon consummation of the transactions described in Item 5.01.

         Amendment of Bylaws of ACP. On May 19, 2006, the board of directors of ACP unanimously adopted an amendment to Section 4 of Article III of the bylaws of ACP (the "Bylaw Amendment"), effective immediately, to clarify that, as contemplated by the Stockholders Agreement and consistent with Delaware law, either a majority of the directors then in office, or the stockholders, may fill vacancies on the board and newly created directorships resulting from any increase in the authorized number of directors. A copy of the Bylaw Amendment is set forth as Exhibit 3.1 hereto and is incorporated herein by reference.

         Election of Directors to Fill Vacancies. The Board of Directors has unanimously elected, contingent and effective upon consummation of the transactions described in Item 5.01, Joseph V. Lash, David B. Gendell and Stephen E. K. Graham to the Board of Directors to fill the vacancies created by the resignations of Andrew B. Cohen, Benjamin C. Duster, IV and Michael J. Farrell. William M. Barrett and Jeffrey G. Marshall will continue to serve on the Board of Directors.

         Biographical information for Joseph V. Lash, David B. Gendell and Stephen E. K. Graham is set forth below.

         Joseph V. Lash, 43. Mr. Lash has been with Tontine Partners, a Greenwich, CT-based investment partnership, since July 2005. Prior to that, Mr. Lash was Senior Managing Director of Conway, Del Genio, Gries & Co. LLC, a financial advisory firm, from April 2002 to July 2005. From June 1998 to April 2001, Mr. Lash was Managing Director of JP Morgan Chase & Co., a financial services firm.

         David B. Gendell, 45. Mr. Gendell has been with Tontine Partners, a Greenwich, CT-based investment partnership, since January 2004. He focuses on investment opportunities in industrial and manufacturing companies. Prior to that, Mr. Gendell held senior positions at several venture-backed startups. He was President and Chief Operating Officer of Homserv, LLC, a privately-held data aggregator focused on real estate transactions. Prior to that, he served as President and Chief Operating Officer of Cogent Design Inc., a privately-held practice management software system.

         Stephen E. K. Graham, 48. Mr. Graham has been the Chief Financial Officer of Shiloh Industries, Inc., a publicly traded manufacturer of automotive components since joining the Company in October 2001. Prior to that, Mr. Graham has held the position of Chief Financial Officer with several companies, the first in 1994 when he joined Truck Components Inc., a publicly traded company with foundry and machining operations serving the heavy truck, automotive, construction and agricultural industries. Following his tenure at Truck Components Inc., Mr. Graham served as the Chief Financial Officer



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of Dura Automotive Systems, Inc., also a publicly traded manufacturer of automotive components from May 1996 until February 2000. After Dura Automotive Systems, Inc., and immediately before joining Shiloh Industries, Inc., Mr. Graham joined Republic Technologies International, a fully integrated steel producer.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT                                                                                          FILED
NO.       DESCRIPTION                                                                          HEREWITH
---       -----------                                                                          --------
3.1       Amendment to Bylaws of ACP                                                               X
4.1       Supplemental Indenture, dated as of May 23, 2006, to the Indenture dated October         X
          8, 2003, for the 13% Senior Subordinated Notes due 2013, among Neenah Foundry
          Company, the guarantors named therein, and the Bank of New York, as Trustee
4.2       Supplemental Indenture, dated as of May 23, 2006, to the Indenture dated October         X
          8, 2003, for the 11% Senior Secured Notes due 2010, among Neenah Foundry
          Company, the guarantors named therein, and the Bank of New York, as Trustee
10.1      Amendment No. 3 to Loan and Security Agreement, dated as of May 19, 2006, by and         X
          among Neenah Foundry Company, its subsidiaries party thereto, the various lenders party thereto and Fleet Capital Corporation, as agent
10.2      Letter Agreement, dated May 18, 2006                                                     X
99.1      Securities Purchase Agreement, dated as of May 19, 2006                                  X
99.2      Stock Purchase Agreement, dated as of May 19, 2006                                       X
99.3      Transfer Notice, dated as of May 19, 2006                                                X
99.4      Response Letter, dated May 22, 2006                                                      X




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NEENAH FOUNDRY COMPANY


                                       /s/ Gary W. LaChey
                                       ---------------------------
Date: May 24, 2006                     Name:  Gary W. LaChey
                                       Title: Corporate Vice President - Finance




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                                  EXHIBIT INDEX


EXHIBIT                                                                                          FILED
NO.       DESCRIPTION                                                                          HEREWITH
---       -----------                                                                          --------
3.1       Amendment to Bylaws of ACP                                                               X
4.1       Supplemental Indenture, dated as of May 23, 2006, to the Indenture dated October         X
          8, 2003, for the 13% Senior Subordinated Notes due 2013, among Neenah Foundry
          Company, the guarantors named therein, and the Bank of New York, as Trustee
4.2       Supplemental Indenture, dated as of May 23, 2006, to the Indenture dated October         X
          8, 2003, for the 11% Senior Secured Notes due 2010, among Neenah Foundry
          Company, the guarantors named therein, and the Bank of New York, as Trustee
10.1      Amendment No. 3 to Loan and Security Agreement, dated as of May 19, 2006, by and         X
          among Neenah Foundry Company, its subsidiaries party thereto, the various lenders party thereto and Fleet Capital Corporation, as agent
10.2      Letter Agreement, dated May 18, 2006                                                     X
99.1      Securities Purchase Agreement, dated as of May 19, 2006                                  X
99.2      Stock Purchase Agreement, dated as of May 19, 2006                                       X
99.3      Transfer Notice, dated as of May 19, 2006                                                X
99.4      Response Letter, dated May 22, 2006                                                      X




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